Exhibit 10.2

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of [__], 2022 by and between the undersigned stockholder (the “Holder”) and Nukkleus, Inc., a Delaware corporation (the “Company”).

A. The Company and Brilliant Acquisition Corporation, a British Virgin Islands company (the “SPAC”), entered into an Agreement and Plan of Merger dated as of February [__], 2022 (the “Merger Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Merger Agreement.

B. Pursuant to the Merger Agreement, upon the consummation of the transactions contemplated thereby (the “Closing”), Company will become the 100% stockholder of the SPAC.

C. The Holder is the record and/or beneficial owner of (i) Company Shares, or securities exchangeable or convertible into Company Shares, or (ii) SPAC Shares, or securities exchangeable or convertible into SPAC Shares, which will be exchanged for Company Shares, or securities exchangeable or convertible into Company Shares, upon the Closing pursuant to the Merger Agreement.

D. As a condition of, and as a material inducement for the Company to enter into and consummate the transactions contemplated by the Merger Agreement, the Holder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) Subject to Section 3 below, during the Lock-Up Period, the Holder agrees that it, he or she will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-Up Shares (as defined herein), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to the Lock-Up Shares (any of the foregoing, a “Prohibited Transfer”).

(b) In furtherance of the foregoing, during the Lock-Up Period, the Company will (i) place a stop order on all the Lock-Up Shares, including those which may be covered by a registration statement, and (ii) notify the Company’s transfer agent in writing of the stop order and the restrictions on the Lock-Up Shares under this Agreement and direct the Company’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-Up Shares, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) The term “Lock-Up Period” means the date from the Closing until the earlier of (i) two years after the date of the Closing and (ii) the date on which the closing price of the Company Shares exceeds USD $12.50 for any 20 trading days within a 30-trading day period following the one-year anniversary of the Closing (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations).

(e) For purposes of this Agreement, “Lock-Up Shares” means Company Shares held by the Holder at the Effective Time.

2. Beneficial Ownership. The Holder hereby represents and warrants that as of the date of this Agreement it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any Company Shares or SPAC Shares, or any economic interest in or derivative of such shares, other than those securities specified on the signature page hereto.

3. Permitted Transfers. Notwithstanding the foregoing, and subject to the conditions below, a Prohibited Transfer will not include, and the undersigned may transfer Lock-Up Shares in connection with (a) transfers or distributions to the Holder’s direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) or to the estates of any of the foregoing; (b) transfers by bona fide gift to a member of the Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings) or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (c) by virtue of the laws of descent and distribution upon death of the Holder; (d) pursuant to a qualified domestic relations order, (e) transfers to the Company’s officers, directors or their affiliates, (f) transfers as a dividend or distribution to limited partners, shareholders, members of, or owners of similar equity interests in the Holder, (g) pledges of Lock-Up Shares as security or collateral in connection with a borrowing or the incurrence of any indebtedness by the Holder, provided, however, that such borrowing or incurrence of indebtedness is secured by either a portfolio of assets or equity interests issued by multiple issuers, (h) transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a change of control of Company; provided, however, that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Lock-Up Shares subject to this Agreement shall remain subject to this Agreement, (i) the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the transfer of Lock-Up Shares during the Lock-Up Period, (k) transfers to satisfy tax withholding obligations in connection with the exercise of options to purchase Company Shares or the vesting of stock-based awards; and (k) transfers in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase Company Shares; provided, however, that, in the case of any transfer pursuant to the foregoing (a) through (f) clauses, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Agreement (including the restrictions set forth in Section 1) to the same extent as if the transferee/donee were a party hereto; and (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

4. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party and, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Holder has independently evaluated the merits of his/her/its decision to enter into and deliver this Agreement, and such Holder confirms that he/she/it has not relied on the advice of the Company, SPAC, their respective legal counsels, or any other person.

5. No Additional Fees/Payment. Other than the consideration specifically referenced herein to be issued in connection with the Merger Agreement, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

6. Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or nationally recognized overnight courier service, by 5:00 PM Pacific Time on a Business Day, addressee’s day and time, on the date of delivery, and if delivered after 5:00 PM Pacific Time, on the first Business Day after such delivery; (b) if by fax, on the date that transmission is affirmatively confirmed, if by 5:00 PM Eastern Time on a Business Day, addressee’s day and time, and if confirmed after 5:00 PM Eastern Time, on the first Business Day after the date of such confirmation; (c) if by email, on the date of transmission with affirmative confirmation of receipt; or (d) three (3) Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to Company, to:

Nukkleus, Inc.

525 Washington Blvd.

Jersey City, New Jersey 07310

Attn: [__]

E-mail: [__]

with a copy (which shall not constitute notice) to:

Schiff Hardin LLP
1185 Avenue of the Americas
Suite 3000

New York, NY 10036
Attention: [__]

E-mail: [__]

if to the Holder, to the address set forth on the Holder’s signature page hereto.

7. Termination of Merger Agreement. This Agreement shall be binding upon the Holder upon the Holder's execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

8. Enumeration and Headings; Interpretation. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement.

9. Counterparts. This Agreement may be executed in facsimile (including by email in pdf) and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

10. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Company and its successors and assigns.

11. No Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

12. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

13. Amendment and Waivers. This Agreement may be amended or modified, or any provision hereof waived, by written agreement executed by each of the parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

14. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

16. Dispute Resolution. Section 11 of the Merger Agreement is incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

17. Governing Law. Section 13.7 of the Merger Agreement is incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

18. Entire Agreement; Controlling Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provisions in the Merger Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nukkleus, Inc.

By:
Name:
Title:

{Signature Page to Lock-Up Agreement}

IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER:

Name of Holder:__________________________

By:
Name:
Title:

Address for Notice:

Address:
______________________________________
______________________________________
Facsimile No.: __________________________
Telephone No.: __________________________
Email: __________________________

Beneficial Ownership

Company Shares:

SPAC Shares:

SPAC Units:

SPAC Rights:

SPAC Warrants:

 {Signature Page to Lock-Up Agreement}